UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701

(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

SEMI-ANNUAL REPORT 6•30•14

Table of Contents

Letter to Shareholders	1
Expense Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	21
Privacy Notice	22

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Conflicting feelings accompany my review of market and Fund results for year-to-date 2014. I am at once happy and concerned. I am happy because the performance of the Fund has improved versus this time last year. I am concerned because I believe stocks, as a whole, are expensive as prospects for economic growth do not appear to support current prices.

In March, I gave a presentation titled, “Those who don’t learn from History…,” to talk about bond and stock market returns from a long-term historic perspective. I considered not simply the post-World War II (WWII) perspective that tends to be held by Wall Street, but the past 140 years of history, as I wanted to give what we currently are experiencing a long-term historic context. What I found as I did my research to prepare for the talk was fascinating. First, we are at the end of a long-term secular decline in interest rates, and these secular swings tend to be multidecade. Second, trends in unemployment follow shifts in demographics. Third, based on historic data, stock returns appear to be entering a danger zone. I will talk about each of these issues in the following paragraphs.

We are living in interesting times. I think most investors do not put current market and economic conditions into the proper long-term context, and I am very concerned that average investors may act in ways that will be detrimental to their financial well-being. I hope my discussion here will provide some comfort that we do not behave like average investors. When we consider each investment opportunity, we intend to be well informed and to look with a jaundiced eye.

The Economy

I feel the punk economic data for the first quarter 2014 vindicated our cautious outlook. According to the U.S. Department of Commerce Bureau of Economic Analysis release dated June 25, 2014, real gross domestic product (GDP) declined 2.9% in the first quarter of 2014. The market seems to write this off as largely weather-related, and has not changed full year growth expectations by much. According to the Barron’s article, Believe the Forecasters for a Standout 2014, consensus for GDP growth is between 2.8% and 3%. As we look at what the economy will need to do for the balance of the year to accomplish even the low end of these expectations, our outlook continues to be more cautious than the consensus.

If we consider economic patterns pre-WWII, our experience since the Global Financial Contagion is somewhat, well, normal. Pre-WWII a collapse, like the one experienced in 2008, would have been called a bank panic. Bank panics happened with distressing regularity – roughly every twenty years. Something else that happened on a regular basis both globally and domestically prior to WWII were depressions –periods of significant and widespread wage and price deflation combined with significant pull-back in economic activity. WWII caused massive amounts of liquidity – or investment – to be poured into global economies. This occurred first, to fund the war machine, and second, to fund reconstruction. Following the views of Sir John Maynard Keynes, economic thinking emerged to believe that central banks could control economic activity. They could do this by providing resources

2

and liquidity to the economy in bad times and withdrawing resources and liquidity from the economy in good times. Such activity did not eliminate recessions, but it provided smoothing relief from the extremes that were normal prior to the war.

Something else happened with the close of WWII that also has significant impact on domestic and global economies. This unique event is demographic – the baby boom. For about twenty years after the close of WWII, those who had been at war began and grew families. I believe it is no coincidence that major ebbs and flows of the economy can be tied closely to the demands of this baby boom. A very good case can be made that focusing on the needs and desires of the baby boom generation provides reasonable explanation of macro-economic events – as well as reasonable expectation for future events.

The need for self-gratification has been a dominant characteristic of the baby boom generation - people born between 1946 and 1964. For many of my fellow boomers, work is a means to get more and bigger things – houses, cars, clothes, toys, etc. We learned to spend rather than to save, expecting to have continuing resources from our own work efforts and from the support of generations coming behind us. A significant milestone was reached on January 1, 2011, when the first baby boomer turned sixty-five. We are beginning the move from our productive years into our retirement years, increasing our dependence on younger generations. This has and will continue to have significant impact on the macro-economy. Relying on a younger generation to support an older generation works as long as ensuing generations are large enough to provide the resources needed – as long as ensuing generations are made up of more people. Unfortunately, the generations succeeding the baby boomers have far fewer numbers, which has far-reaching implications.

I do not believe the economic excesses that blew off during the financial contagion have been resolved nor will they be resolved in short order. Unemployment and underemployment will remain higher than expectations. Economic activity will remain lower than desirable for longer than generally expected. The political landscape – where each side misreads conditions as either an endorsement of one’s views or an indictment of other’s ideologies – will remain in flux. These conditions mean finding solutions to demographic issues will be neither easy nor quick.

Consider the baby boom echo generation – born in the 1980s and 1990s and sometimes-called generation Y or millennials. At about the same time the global economy hit a wall, members of the echo generation were in their mid-teens through mid-twenties – a period of life that typically has a much higher incidence of unemployment than occurs as people mature. Politicians and the press seem to be focused on the decreasing unemployment rate, at 6.1% as of June 2014, according the U.S. Department of Labor Bureau of Labor Statistics. However, the real indication of whether the economy is creating sufficient jobs is the labor participation rate.

It’s important to understand the unemployment rate only counts people as unemployed if they are actively looking for work. An unsuccessful job seeker who stops looking for work is no longer unemployed for purposes of this calculation. The labor participation rate is simply the number of people who are employed plus the number of people who are looking for work divided by the number of people of working age. According to the U.S. Department of Labor Bureau of Labor Statistics, the current labor force participation rate is 62.8% – the lowest level we’ve experienced since March 1978.

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In other words, more than one in three people that could be looking for work have chosen not to do so. Also, it’s important to consider the rate of underemployment, which was 16.4% at the end of June 2014, according to Gallup®Economy. These are people who are employed at jobs that are below their capabilities. I believe the situation will not change dramatically over the next several years. The tepid nature of the current recovery is part of my reasoning, but I also believe that demographics explain much of the current malaise. I do not expect robust growth through year-end 2014, and likely not for some time.

Market Overview

Context is important. For example, toward the end of 2013, a member of the media asked whether I thought the S&P 500® Index would end 2014 at another record. Because that index finished the year 2013 at a record high, it would not take significant growth to set another record in 2014. Stocks have put up good numbers so far in 2014. On the surface, this seems pretty good. However, when put into the context of my year-end comments, citing concerns for too many consecutive years experiencing double-digit equity market performance, the 2014 year to date market results should give investors pause.

In my view, the only way one can justify higher price levels is to assume either lower interest rates or higher rates of earnings growth. Since the economy is at the bottom of an interest rate cycle and near the end of a business cycle, it is increasingly less likely that we will see either needed scenario. This, in combination with the concerns over an extended market noted above, creates a recipe for significant concern.

During the first half of 2014, mid-cap stocks as represented by the S&P MidCap 400® outperformed all of the major domestic S&P Dow Jones Indices. The S&P MidCap 400® was up 7.50% versus 7.14% for the S&P 500® and 3.22% for the S&P SmallCap 600®. Mid cap value stocks as represented by the Russell Midcap® Value Index outperformed all of these as it was up 11.14%.

Sectors that led performance within the S&P MidCap 400® were consumer staples, up 22.81%, telecom, up 21.23%, utilities, up 16.40% energy, up 11.43%, materials, up 8.50%, health care, up 8.30% and financials, up 8.28%. Industrials, up 5.83% lagged slightly while technology, up 3.95%, and consumer discretionary, up 2.78% lagged badly, long term.

Fund Performance

The Stewart Capital Mid Cap Fund returned 9.59% for the six months ended June 30, 2014 – outperforming the S&P MidCap®400, which was up 7.50%, and underperforming the Russell Midcap® Value Index, which was up 11.14%.

The pattern of the Fund’s performance year to date is almost a polar opposite to that for the same period last year. Last year, we stumbled out of the gate versus benchmarks. While we gained some ground in the second quarter, we were never really in the race all year. This year, we jumped out to an early lead, and, so far, we are running fairly strong.

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Year to date, consumer discretionary hurt performance the most as all of the names we own in the sector were down. American Eagle Outfitters, Inc. was the biggest performance problem. We have followed this stock for a number of years, and circumstances brought down the price to a point that we believe made it an attractive candidate for the Fund. The issue involved turmoil among management as the founder asserted interim control while the company seeks a new chief executive officer. In addition, a highly promotional retail environment has kept the stock under pressure. Our thesis for investing in the stock remains in place. The company has significant expansion opportunities overseas as well as significant growth opportunities in ecommerce and outlet store expansion. We believe the current issues are transitory, and we continue to have confidence in our purchase.

We remain significantly underweight in financials relative to the S&P MidCap 400®. While this underweight has not helped us year to date, our selection generated positive results for the period. AmTrust Financial Services, Inc., one of the two financial companies we hold, significantly outperformed the index. Our other financial holding, Federated Investors, Inc., has significant business in money market funds and, in the current low rate environment, has been unable to take fees without causing negative yields on their products. We believe Federated will be a direct beneficiary of rising interest rates. The current market does not appreciate fully this circumstance.

The Fund has a significant overweight in telecommunications relative to the S&P MidCap 400® – a sector represented by only two names in the index. The telecommunications names we own provided significant return for the period. Skyworks Solutions, Inc. was up more than 65% in the first half of 2014 as the company beat first quarter earnings estimates, raised full year guidance and announced a joint venture with Panasonic Corporation that management believes will be accretive to earnings. Analysts were led to raise estimates yet again.

Our healthcare exposure was a mixed bag. Masimo Corporation was down more than 19%. This was more than offset by the heavier weighting and more than 86% increase attributable to Myriad Genetics, Inc. as the competition and pricing pressure that was feared for the company’s BRACAnalysis® genetics testing did not materialize.

The Fund’s names in utilities also provided a nice increase as AGL Resources, Inc. and ONEOK, Inc. each outperformed the sector. The ONE Gas, Inc. spinoff from ONEOK, Inc. contributed to the Fund results. While we welcomed the appreciation afforded by the spin-off, we did not want to continue to hold ONE Gas, Inc. and sold it from the Fund.

Once again, I remind readers that Stewart Capital Advisors buys businesses. Our decisions and our performance are driven by stock selections rather than sector allocations. We buy companies where we find opportunities. It does not make sense to us to invest hard earned money into a company simply to have exposure to a sector, and we simply do not buy when we believe the businesses within a sector are overvalued or otherwise unattractive. On the other hand, if we find businesses that we believe are undervalued and attractive, we will buy without concern about how that affects the Fund’s sector weightings in relation to an index.

5

Given the year-to-date performance and our expectations for the markets, it will be no surprise that we have taken more money off the table than we have committed to new ideas or to increasing positions with existing holdings.

As mentioned above, we sold the ONEOK, Inc. spin-off, ONE Gas, Inc. Micros Systems, Inc. received an offer to be acquired by Oracle Corporation. This is not the first time these companies have attempted a merger. The last time an engagement was announced, it was not consummated. Happy about the run-up in the stock price due to the most recent deal announcement and concerned about the downside should this deal also fall through, we sold our position in late June.

The new partners in the Fund are engineering and construction company URS Corporation and telecommunications company Neustar, Inc. URS’s business is reasonably diversified – without an over-dependence on government contracts. There is some exposure to the U.S. Federal Government spending cycle and to the whims of Congressional funding, but URS conducts some niche businesses that we believe should stand up better in the face of spending cuts. The company acquired oil and gas contractor Flint Energy Services to fill a service gap in its energy business, and it has good exposure to infrastructure that should benefit from the ongoing need to spend for global infrastructure. We believe the shares are cheap relative to underlying value. Activist investor JANA Partners LLC holds four board seats. This may provide a catalyst for value realization.

Neustar Inc. was developed as a division of Lockheed Martin Corporation to address the requirements of the Telecommunications Act of 1996, which created local number portability – allowing users to keep telephone numbers when they switch providers. The Federal Communications Commission currently is deciding whether Neustar’s contract to provide the number portability service will be renewed. This is creating uncertainty and bringing down the stock’s price. In our opinion, what the market does not appreciate is that Neustar does more than simply provide number portability. While the portability business provides the cash flow, the other business provides the growth. When we purchased the company, we understood the stock price could very well be volatile pending the decision on the portability contract. We initiated our position with a relatively small allocation and at a price we find highly attractive.

At this point in every letter I write, I may sound like a broken record. Our strategy does not change. The aim of Stewart Capital Advisors continues to be to find good companies at attractive prices with whom we expect to partner for a long period of time. We are not inclined to make tactical short-term decisions to try to capture seasonal changes. Instead, we seek to employ methods that we believe are most likely to produce long-term success.

We also believe in assessing potential opportunity in the context of potential risk. We will continue to look for investments that we believe are overlooked and/or misunderstood. We think the risks to investing in those types of companies are likely to be rewarded. As we evaluate the potential reward of any investment, business value will remain our sole focus.

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Thank you for your continued confidence. As always, we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds
July 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio. It is not possible to invest directly in an index.

7

Expense Example For the six months ended June 30, 2014 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 1/1/14	Ending account value 6/30/14	Expenses paid during period 1/1/14-6/30/141
Actual	$1,000.00	$1,095.90	$6.24
Hypothetical (5% return before expenses)	1,000.00	1,019.10	6.01

1	Expenses are equal to the Fund’s annualized expense ratio (1.20%), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

8

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2014 (Unaudited)

COMMON STOCKS 91.6%	Shares	Value
Capital Goods 16.7%
Babcock & Wilcox Co.	36,316	$1,178,817
Cummins, Inc.	11,105	1,713,390
EMCOR Group, Inc.	64,934	2,891,511
Itron, Inc. *	72,994	2,959,907
Triumph Group, Inc.	32,984	2,302,943
URS Corp.	51,890	2,379,157
		13,425,725
Consumer Durables & Apparel 2.9%
Polaris Industries, Inc.	18,175	2,367,112
		2,367,112
Consumer Services 2.2%
Matthews International Corp. - Cl. A	43,601	1,812,494
		1,812,494
Diversified Financials 2.2%
Federated Investors, Inc. - Cl. B	58,221	1,800,193
		1,800,193
Energy 5.0%
HollyFrontier Corp.	35,506	1,551,257
Whiting Petroleum Corp. *	30,485	2,446,421
		3,997,678
Food, Beverage & Tobacco 2.2%
J.M. Smucker Co. (The)	16,538	1,762,455
		1,762,455
Health Care Equipment & Services 3.6%
Masimo Corp. *	49,777	1,174,737
Varian Medical Systems, Inc. *	20,875	1,735,548
		2,910,285
Insurance 3.6%
Amtrust Financial Services, Inc.	69,012	2,885,392
		2,885,392
Materials 9.4%
CF Industries Holdings, Inc.	9,543	2,295,378
FMC Corp.	31,405	2,235,722

See Notes to Financial Statements.

9

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 9.4% (Continued)
Southern Copper Corp.	98,403	$2,988,499
		7,519,599
Media 2.4%
Meredith Corp.	39,299	1,900,500
		1,900,500
Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Myriad Genetics, Inc. *	63,896	2,486,832
		2,486,832
Retailing 6.0%
American Eagle Outfitters, Inc.	214,057	2,401,719
GameStop Corp. - Cl. A	60,519	2,449,204
		4,850,923
Software & Services 6.8%
Conversant, Inc. *	118,657	3,013,888
NeuStar, Inc. *	94,581	2,460,997
		5,474,885
Technology Hardware & Equipment 11.8%
F5 Networks, Inc. *	21,574	2,404,207
Flextronics International Ltd. *	208,187	2,304,630
Tech Data Corp. *	38,540	2,409,521
Western Digital Corp.	25,667	2,369,064
		9,487,422
Telecommunication Services 5.8%
j2 Global, Inc.	46,875	2,384,062
Skyworks Solutions, Inc. *	48,562	2,280,472
		4,664,534
Transportation 3.0%
Kirby Corp. *	20,359	2,384,853
		2,384,853
Utilities 4.9%
AGL Resources, Inc.	32,341	1,779,725
Oneok, Inc.	31,241	2,126,887
		3,906,612

Total Common Stocks (Cost $57,089,022)		73,637,494

See Notes to Financial Statements.

10

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.7%	Shares	Value
Materials 3.7%
Terra Nitrogen Co., LP	20,809	$3,003,155
Total Limited Partnership Interest (Cost $2,769,441)		3,003,155

SHORT TERM INVESTMENT 7.9%
Federated Prime Obligations Fund, 0.01% **	6,308,902	6,308,902
Total Short Term Investment (Cost $6,308,902)		6,308,902

Total Investments 103.2% (Cost $66,167,365)		82,949,551
Liabilities less Other Assets (3.2)%		(2,591,974)
Net Assets 100.0%		$80,357,577

*	Non-income producing

**	Represents 7-day effective yield as of June 30, 2014.

Sector Breakdown June 30, 2014 (Unaudited)
(based on total investments)

See Notes to Financial Statements.

11

Statement of Assets and Liabilities 6/30/14 (Unaudited)

Assets:
Investments at value (cost $66,167,365)	$82,949,551
Receivable for fund shares sold	21,416
Dividends and interest receivable	65,502
Prepaid expenses	27,109
Total assets	83,063,578

Liabilities:
Due to investment adviser (See Note 4)	21,753
Payable for investments purchased	2,495,905
Payable for fund shares redeemed	133,980
Accrued audit fees	8,380
Accrued legal fees	129
Accrued administration expense (See Note 5)	5,842
Accrued shareholder servicing fees	11,304
Accrued 12b-1 fees (See Note 4)	13,578
Accrued custodian expense	3,838
Accrued printing expense	8,630
Other payables	2,662
Total liabilities	2,706,001
Net Assets	$80,357,577

Net Assets Consist of:
Paid-in capital	$56,359,409
Undistributed net investment income	121,540
Accumulated net realized gains	7,094,442
Net unrealized appreciation on investments	16,782,186
Total Net Assets	$80,357,577

The Pricing of Shares:
Net asset value, offering and redemption price per share
($80,357,577 divided by 4,720,162 shares outstanding, no par value, unlimited shares authorized)	$17.02

See Notes to Financial Statements.

12

Statement of Operations Period ended 6/30/14 (Unaudited)

Investment Income:
Dividend income	$526,475
Interest income	318
Total Investment Income	526,793

Expenses:
Investment advisory fees (See Note 4)	236,398
12b-1 fee (See Note 4)	84,428
Administration and accounting fees (See Note 5)	33,772
Shareholder servicing fees	31,997
CCO fees (See Note 8)	17,852
Trustees' fees and expenses (See Note 8)	16,364
Professional fees	16,019
Federal and state registration fees	15,330
Reports to shareholders	12,720
Custody fees	11,651
Insurance expense	9,144
Miscellaneous costs	6,525
Total expenses before waivers	492,200
Expense waivers (See Note 4)	(86,947)
Net expenses	405,253
Net Investment Income	121,540

Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,496,142
Change in net unrealized appreciation on investments	711,283
Net realized & unrealized gain on investments	6,207,425
Net Increase in Net Assets Resulting From Operations	$6,328,965

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

	Period Ended 6/30/14 (Unaudited)	Year Ended 12/31/13
Operations:
Net investment income	$121,540	$86,962
Net realized gain on investments	5,496,142	4,806,658
Change in unrealized appreciation on investments	711,283	7,328,377
Net increase in net assets resulting from operations	6,328,965	12,221,997

Distributions Paid From:
Net realized gains	—	(3,023,374)
Total distributions	—	(3,023,374)

Capital Share Transactions:
Proceeds from shares sold	25,392,942	24,747,370
Proceeds from reinvestment of distributions	—	1,767,529
	25,392,942	26,514,899
Payments for shares redeemed	(17,448,083)	(8,448,991)
Net increase from capital share transactions	7,944,859	18,065,908

Total Increase in Net Assets	14,273,824	27,264,531

Net Assets:
Beginning of period	66,083,753	38,819,222
End of period (including undistributed net investment income of $121,540 and $0, respectively)	$80,357,577	$66,083,753

Transactions in Shares:
Shares sold	1,525,221	1,724,613
Issued in reinvestment of distributions	—	114,329
Shares redeemed	(1,059,873)	(583,629)
Net increase	465,348	1,255,313

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each period	Period Ended 6/30/14 (Unaudited)		Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Net asset value, beginning of period	$15.53		$12.94	$11.59	$11.83	$9.27	$6.39

Income from investment operations:
Net investment income	0.03		0.02	0.07	0.04	0.02	0.05
Net realized and unrealized gain (loss) on investments	1.46		3.30	1.78	(0.11)	2.55	2.86
Total from investment operations	1.49		3.32	1.85	(0.07)	2.57	2.91

Less distributions:
From net investment income	—		—	(0.08)	—	—	—
Return of capital	—		—	—	—	(0.01)	(0.03)
From net realized gains	—		(0.73)	(0.42)	(0.17)	—	—
Total distributions	—		(0.73)	(0.50)	(0.17)	(0.01)	(0.03)
Net asset value, end of period	$17.02		$15.53	$12.94	$11.59	$11.83	$9.27

Total Return	9.59	%**	25.68%	16.08%	(0.62)%	27.80%	45.75%

Supplemental data and ratios:
Net assets, end of period (000s)	$80,358		$66,084	$38,819	$28,968	$27,425	$20,230
Ratio of net expenses to average net assets	1.20	%*	1.28%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.46	%*	1.55%	1.81%	1.95%	2.16%	3.67%
Ratio of net investment income to average net assets	0.36	%*	0.16%	0.60%	0.39%	0.24%	0.69%
Ratio of net investment income (loss) before waivers to average net assets	0.10	%*	(0.11)%	0.29%	(0.06)%	(0.42)%	(1.48)%
Portfolio turnover rate	32.83	%**	35.48%	26.40%	31.97%	48.36%	43.00%

*	Annualized.
**	Not annualized.

See Notes to Financial Statements.

15

Notes to Financial Statements June 30, 2014 (Unaudited)

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company which seeks long-term capital appreciation. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

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GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$73,637,494	$—	$—	$73,637,494
Limited Partnership Interest*	3,003,155	—	—	3,003,155
Short Term Investment	6,308,902	—	—	6,308,902
Total	$82,949,551	$—	$—	$82,949,551

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

US GAAP requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended June 30, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the period ended June 30, 2014. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2010-2013, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the period ended June 30, 2014 were $27,877,651 and $21,188,575, respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.20% through April 30, 2015, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the period ended June 30, 2014, the Adviser waived investment advisory fees for the Fund of $86,947 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations in place at the time of recoupment. During the period ended June 30, 2014, the Adviser did not recoup any expenses. At June 30, 2014, $130,066 is subject to recoupment through December 31, 2014, $108,332 through December 31, 2015, $147,984 through December 31, 2016 and an additional $86,947 through June 30, 2017, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with UMB Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may

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pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the period ended June 30, 2014, the Fund incurred distribution expenses of $84,428.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services to the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings to the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of the Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2014, Charles Schwab & Co. Inc. and Jasco & Co., for the benefit of its customers, respectively owned 42% and 34% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

At December 31, 2013 gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$49,837,923
Gross Unrealized Appreciation	$17,741,721
Gross Unrealized Depreciation	(1,459,492)
Net Unrealized Appreciation	$16,282,229

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales, investments in limited partnerships and return of capital distributions from certain investments.

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As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$76,131
Unrealized long-term gains	1,310,843
Tax accumulated earnings	1,386,974
Unrealized appreciation on investments	16,282,229
Total accumulated earnings	$17,669,203

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$303,871	$364,514
Long-Term Capital Gains	2,719,503	1,115,238
Total Distributions	$3,023,374	$1,479,752

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the period ended June 30, 2014, the Fund incurred $17,852 in Chief Compliance Officer fees and $16,364 in trustee fees for its unaffiliated trustees. The trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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PRIVACY NOTICE
FACTS	WHAT DOES STEWART CAPITAL MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Stewart Capital Mutual Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stewart Capital Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (877) 420-4440

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Who we are
Who is providing this notice?	Stewart Capital Mutual Funds

What we do
How does Stewart Capital Mutual Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stewart Capital Mutual Funds collect my personal information?
We collect your personal information, for example, when you
•   Open an account
•   Provide account information
•   Give us your contact information
•   Make deposits or withdrawals from your account
•   Make a wire transfer
•   Tell us where to send the money
•   Tells us who receives the money
•   Show your government-issued ID
•   Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•   Affiliates from using your information to market to you
•   Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Stewart Capital Mutual Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Stewart Capital Mutual Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Stewart Capital Mutual Funds does not jointly market.

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.  Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

None.

Item 11.  Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 26, 2014

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
August 26, 2014